Exhibit 99.2


                                AMENDED GUARANTY


     For value received, Beard Technologies, Inc., an Oklahoma corporation whose address is Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112, guarantees payment of principal and interest of that certain Third Amended and Restated Promissory Note executed on May 1, 2006, but effective for all purposes as of October 7, 2005. This Guaranty supersedes and replaces our previous Guarantees dated September 29, 2005, February 7, 2006 and March 22, 2006.

Dated:  May 1, 2006                    BEARD TECHNOLOGIES, INC.

                                          /s/ Herb Mee, Jr.
                                       By______________________________
                                          Herb Mee, Jr., Vice President